                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                       HSBC BANK USA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

N/A                                                          20-1177241
(Jurisdiction of incorporation                               (I.R.S. Employer
or organization if not a U.S.                                Identification No.)
national bank)

90 Christiana Road
New Castle, Delaware                                         19702
(Address of principal executive offices)                     (Zip Code)

                             John J. Mazzarella, FVP
                       HSBC Bank USA, National Association
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1801
            (Name, address and telephone number of agent for service)

                                 ANTIGENICS INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     06-1562417
(State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                            Identification No.)

630 Fifth Avenue, Suite 2100
New York, New York                                           10111
(212)994-8200                                                (Zip Code)
(Address of principal executive offices)

                     5.25% Convertible Senior Notes due 2025
                         (Title of Indenture Securities)

                                     General

Item 1. General Information.

            Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervisory authority to which it is subject.

            Comptroller of the Currency, New York, NY.

            Federal Deposit Insurance Corporation, Washington, D.C.

            Board of Governors of the Federal Reserve System, Washington, D.C.

      (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2. Affiliations with Obligor.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None

Item 3-15. Not Applicable.

Item 16. List of Exhibits

Exhibit

T1A(i)                  (1)   Copy of the Articles of Association of HSBC Bank
                              USA, National Association.

T1A(ii)                 (1)   Certificate of the Comptroller of the Currency
                              dated July 1, 2004 as to the authority of HSBC
                              Bank USA, National Association to commence business.

T1A(iii) Certificate of Fiduciary Powers dated August 18, 2004 for HSBC Bank USA, National Association

T1A(iv)                 (1)   Copy of the existing By-Laws of HSBC Bank USA,
                              National Association.

T1A(v)                        Not applicable.

T1A(vi) Consent of HSBC Bank USA, National Association required by Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (December 31, 2004), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                     Not applicable.

T1A(ix)                       Not applicable.

(1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 17th day of May, 2005.

      HSBC BANK USA, NATIONAL ASSOCIATION

                                             By: /s/ Frank J. Godino
                                                 -------------------------------
                                                 Frank J. Godino
                                                 Vice President

                                                               EXHIBIT T1A (iii)

                         CERTIFICATE OF FIDUCIARY POWERS

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

      The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

      "HSBC Bank USA, National Association," New Castle, Delaware, (Charter No. 24522) was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and that the authority so granted remains in full force and effect on the date of this Certificate.

                              IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this August 18, 2004

                              /s/ John D. Hawke, Jr.
                              -------------------------------
                                  COMPTROLLER OF THE CURRENCY

                              [Seal]

                                                                EXHIBIT T1A (vi)

Securities and Exchange Commission
Washington, D.C. 20549

Dear Sirs:

      Pursuant to Section 321(b) of the Trust Indenture Act of 1939 and subject to the qualifications and limitation of 321(b) and the other provisions of the Trust Indenture Act of 1939, the undersigned HSBC Bank USA, National Association consents that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Commission upon request therefor.

Dated as of: May 17, 2005

                                     HSBC Bank USA, National Association

                                     By: /s/ Frank J. Godino
                                         ------------------------------------
                                         Frank J. Godino
                                         Vice President

                                                               EXHIBIT T1A (vii)

                                       Board of Governors of the
                                       Federal Reserve System
                                       OMB Number: 7100-0036
                                       Federal Deposit Insurance Corporation
                                       OMB Number: 3064-0052
                                       Office of the Comptroller of the Currency
                                       OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS         Expires March 31, 2007
EXAMINATION COUNCIL

                                       Please refer to page i,             [1]
                                       Table of Contents, for
                                       the required disclosure
                                       of estimated burden.

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR

            (i)   A Bank With Domestic and Foreign Offices -- FFIEC 031

                                    (20040630)
                                    ----------
                                    (RCRI 9999)

      (2)   Report at the close of
business December 31, 2004

This report is required by law; 12    This report form is to be filed by
U.S.C. Section 324 (State member      banks with branches and consolidated
banks); 12 U.S.C. Section 1817        subsidiaries in U.S. territories and
(State nonmember banks); and 12       possessions, Edge or Agreement
U.S.C. Section 161 (National banks).  subsidiaries, foreign branches, consolidated foreign subsidiaries,
                                      or International Banking Facilities.

                                      __________________________________________

                                      __________________________________________

                                      __________________________________________

NOTE: The Reports of Condition and    The Reports of Condition and Income are
Income must be signed by an           to be prepared in accordance  with Federal
authorized officer and the Report of regulatory authority instructions. Condition must be attested to by not
less than two directors (trustees)    We, the undersigned directors (trustees),
for State nonmember banks and three   attest to the correctness of this Report
directors for State member and        of Condition (including the supporting
National Banks.                       schedules) and declare that it has been
                                      examined by us and to the best of our
                                      knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

I,  Joseph R. Simpson, Controller       /s/ Sal H. Alfieri
    -----------------------------       ----------------------
    Name and Title of Officer         Director (Trustee)
    Authorized to Sign Report
                                        /s/ Bernard J. Kennedy
Of the named bank do hereby declare     ----------------------
that these Reports of Condition and   Director (Trustee)
Income (including the supporting
schedules) have been prepared in        /s/ Martin Glynn
conformance with the instructions       ----------------------
issued by the appropriate Federal     Director (Trustee)
regulatory authority and are true to
the best of my knowledge and
believe.

/s/ Joseph R. Simpson
------------------------------------
Signature of Officer Authorized to
Sign Report

              2/9/05
____________________________________
Date of Signature

________________________________________________________________________________

SUBMISSION OF REPORTS

Each Bank must prepare its Reports    For electronic filing assistance, contact
of Condition and Income either:       EDS Call report Services, 2150 N. Prospect
                                      Ave., Milwaukee, WI 53202, telephone (800)
(a) in electronic form and then file  255-1571.
    the computer data file directly
    with the banking agencies'        To fulfill the signature and attestation
    collection agent, Electronic      requirement for the Reports of Condition
    Data System Corporation (EDS),    and Income for this report date, attach
    by modem or computer diskette;    this signature page to the hard-copy f the
    or                                completed report that the bank places in
                                      its files.
b) in hard-copy (paper) form and
arrange for another party to convert
the paper report to automated for.
That party (if other than EDS) must
transmit the bank's computer data
file to EDS.

FDIC Certificate
Number            5   7    8   9   0

                     (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM        HSBC Bank USA, NATIONAL ASSOCIATION
                                      ----------------------------------------
  Primary Internet Web Address of     Legal Title of Bank (TEXT 9010)
  Bank (Home Page), if any (TEXT
  4087)
  (Example: www.examplebank.com)

                                      Wilmington
                                      ----------------------------------------
                                      City (TEXT 9130)

                                      DE                             19801
                                      ----------------------------------------
                                      State Abbrev. (TEXT 9200)     ZIP Code
                                                                   (TEXT 9220)

   Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                  REPORT OF CONDITION

Consolidated domestic subsidiaries

HSBC Bank USA, National Association   of Buffalo
------------------------------------------------------------
Name of Bank                          City

in the state of New York, at the close of business December 31, 2004

                                                                                   Thousands of dollars
ASSETS

Cash and balances due from depository institutions:
 a.  Non-interest-bearing balances currency and coin                                         $      2,623,961
 b.  Interest-bearing balances                                                                      2,697,821
   Held-to-maturity securities                                                                      3,729,507
   Available-for-sale securities                                                                   14,538,586
   Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold in domestic offices                                                             610,150
b. Securities purchased under agreements to resell                                                  2,512,775
Loans and lease financing receivables:
   Loans and leases held for sale                                                            $      1,745,329
   Loans and leases net of unearned income                                   $  82,673,367
   LESS: Allowance for loan and lease losses                                       786,894
   Loans and lease, net of unearned income, allowance, and reserve                           $     81,886,473
   Trading assets                                                                                  19,240,333
   Premises and fixed assets                                                                          590,686
Other real estate owned                                                                                13,723
Investments in unconsolidated subsidiaries                                                            264,804
Customers' liability to this bank on acceptances outstanding                                           70,011
Intangible assets: Goodwill                                                                         2,092,414
Intangible assets: Other intangible assets                                                            349,713
Other assets                                                                                        5,329,988
                                                                                             ----------------
Total assets                                                                                      138,296,274
                                                                                             ----------------

LIABILITIES

Deposits:
   In domestic offices                                                                             57,658,096
   Non-interest-bearing                                                          7,589,162
   Interest-bearing                                                             50,068,934
In foreign offices                                                                                 23,620,455
   Non-interest-bearing                                                            248,346
   Interest-bearing                                                             23,372,109

Federal funds purchased and securities sold under agreements to repurchase:
 a. Federal funds purchased in domestic offices                                2,151,795
 b. Securities sold under agreements to repurchase                             1,732,827

Trading Liabilities                                                           12,074,962
Other borrowed money                                                          22,171,189
Bank's liability on acceptances                                                   70,011
Subordinated notes and debentures                                              3,529,099
Other liabilities                                                              3,914,475
                                                                             -----------
Total liabilities                                                            126,922,909
                                                                             -----------
Minority Interests in consolidated Subsidiaries                                      805

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                          0
Common Stock                                                                       2,000
Surplus                                                                        9,526,669
Retained earnings                                                              1,838,639
Accumulated other comprehensive income                                             5,252
Other equity capital components                                                        0
                                                                             -----------
Total equity capital                                                          11,372,560
                                                                             -----------
Total liabilities, minority interests and equity capital                     138,296,274
                                                                             -----------